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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Simpson Manufacturing Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIMPSON MANUFACTURING CO., INC.
4120 Dublin Blvd, Suite 400
Dublin, California 94568

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        A special meeting of stockholders of Simpson Manufacturing Co., Inc. (the "Company"), a Delaware corporation, will be held at 4:00 p.m., Pacific Daylight Time, on July 29, 2002, at the Company's home office located at 4120 Dublin Blvd., Suite 400, Dublin, California, for the following purposes:

        1.    To consider and act on a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 shares to 40,000,000 shares and to split each outstanding share of Common Stock into two shares of Common Stock.

        2.    To consider and act on a proposal to increase by 2,000,000 shares (from 2,000,000 to 4,000,000) the number of shares of Common Stock reserved for issuance under the Simpson Manufacturing Co., Inc. 1994 Stock Option Plan and to extend the termination date of this Plan from February 22, 2004, to May 28, 2012.

        3.    To consider and act on a proposal to increase by 40,000 shares (from 40,000 to 80,000) the number of shares of Common Stock reserved for issuance under the Simpson Manufacturing Co., Inc. 1995 Independent Director Stock Option Plan and to extend the termination date of this Plan from March 5, 2005, to May 28, 2012.

        Only stockholders of record as of June 17, 2002, are entitled to notice of and will be entitled to vote at this meeting or any adjournment thereof.

                      BY ORDER OF THE BOARD OF DIRECTORS

                          Michael J. Herbert
                           Secretary

Dublin, California
June 24, 2002

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.

SIMPSON MANUFACTURING CO., INC.

4120 Dublin Blvd, Suite 400
Dublin, California 94568
June 24, 2002

PROXY STATEMENT

Solicitation and Voting of Proxies

        The accompanying proxy is solicited on behalf of the Board of Directors of Simpson Manufacturing Co., Inc., a Delaware corporation (the "Company"), for use at a special meeting of the stockholders of the Company to be held at the Company's home office located at 4120 Dublin Blvd., Suite 400, Dublin, California, on July 29, 2002, at 4:00 p.m., Pacific Daylight Time, or any adjournment (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on June 17, 2002, will be entitled to vote at the Meeting. At the close of business on that date, the Company had 12,246,288 shares of Common Stock outstanding and entitled to vote. A majority, or 6,123,145 of these shares, present in person or by proxy at the Meeting, will constitute a quorum for the transaction of business. This Proxy Statement is being mailed to each stockholder on or about June 24, 2002.

Revocability of Proxy

        A stockholder who has given a proxy may revoke it at any time before it is exercised at the Meeting, by (1) delivering to the Secretary of the Company (by any means, including facsimile) a written notice stating that the proxy is revoked, (2) signing and so delivering a proxy bearing a later date or (3) attending the Meeting and voting in person (although attendance at the Meeting will not, by itself, revoke a proxy). If, however, a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares to be voted.

Expenses of Proxy Solicitation

        The expenses of this solicitation of proxies will be paid by the Company. Following the original mailing of this Proxy Statement and other soliciting materials, the Company or its agents may also solicit proxies by mail, telephone or facsimile or in person.

Voting Rights

        The holders of the Company's Common Stock are entitled to one vote per share on each proposal to be considered at the Meeting. Pursuant to the Company's Bylaws, the only matters that may be brought before the Meeting are Proposals Nos. 1, 2 and 3, as described in the Notice of Meeting and this Proxy Statement.

        Approval of each Proposal will require the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares represented in person or by proxy. Abstentions and broker nonvotes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes on any item to be voted on and are not counted in determining the number of shares voted on any item.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 21, 2002, unless otherwise indicated, with respect to the beneficial ownership of the Company's Common Stock by (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (2) each director, (3) each person currently serving as an executive officer of the Company named in the Summary Compensation Table (see "Executive Compensation" below), and (4) all current executive officers and directors of the Company as a group. The information in the following table does not reflect the effect of approval of the proposals to be considered at the Meeting.

Name and, for Each 5% Beneficial Owner, Address	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Barclay Simpson(2) 4120 Dublin Blvd., Suite 400 Dublin, CA 94568	3,508,840	28.8%
Neuberger Berman, LLC(3) 605 Third Avenue New York, NY 10158	1,059,516	8.7%
Royce & Associates, Inc. and Royce Management Company(4) 1414 Avenue of the Americas New York, NY 10019	736,800	6.0%
Thomas J Fitzmyers(5)	241,468	2.0%
Stephen B. Lamson(6)	55,847	*
Donald M. Townsend(7)	22,653	*
Earl F. Cheit(8)	2,000	*
Peter N. Louras, Jr.(9)	2,500	*
Sunne Wright McPeak(10)	2,000	*
Barry Lawson Williams(11)	500	*
Michael J. Herbert	—	*
All current executive officers and directors as a group(12)	3,835,808	31.4%

*
Less than 1%

(1)
The information in this table is based upon information supplied by officers and directors, and, with respect to principal stockholders, statements on Schedule 13D or 13G filed with the Securities and Exchange Commission. Unless otherwise indicated below, the persons named in the table had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Includes 1,125 shares subject to options granted under the Company's 1994 Stock Option Plan that are exercisable within 60 days.

(3)
Neuberger Berman, LLC ("Neuberger") is a registered investment advisor. In its capacity as investment advisor, Neuberger may have discretionary authority to dispose of or to vote shares that are under its management. As a result, Neuberger may be deemed to have beneficial ownership of such shares. Neuberger does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. Neuberger Berman Inc. owns 100% of Neuberger and Neuberger Berman Management, Inc. As of December 31, 2001, Neuberger had shared dispositive power with respect to 1,059,516 shares, sole voting power with respect to 268,116 shares and shared voting power with respect to 786,400 shares. With regard to the shared voting power, Neuberger Berman Management, Inc. Neuberger Funds are deemed to be beneficial owners for purpose of section 13(d) of the Securities Exchange Act of 1934, as amended, since they have shared power to make decisions whether to retain or dispose of the securities. Neuberger and Neuberger Berman Management, Inc. serve as sub-advisor and investment manager, respectively, of Neuberger Berman Genesis Fund Portfolio, which holds such shares in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the issuer. The above-mentioned shares are also included with the shared power to dispose calculation.

(4)
Royce & Associates, Inc. ("RAI") beneficially owned an aggregate of 736,800 shares as of December 31, 2001. RAI had sole power to vote or direct the vote and to dispose or direct the disposition of these shares.

(5)
Includes 14,625 shares subject to options granted under the Company's 1994 Stock Option Plan that are exercisable within 60 days.

(6)
Includes 8,125 shares subject to options granted under the Company's 1994 Stock Option Plan that are exercisable within 60 days.

(7)
Includes 6,875 shares subject to options granted under the Company's 1994 Stock Option Plan that are exercisable within 60 days.

(8)
Includes 2,000 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(9)
Includes 2,000 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(10)
Includes 1,750 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(11)
Includes 500 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(12)
Includes 37,000 shares subject to options exercisable within 60 days, including the options described in the above notes.

PROPOSAL NO. 1
INCREASE IN AUTHORIZED COMMON STOCK AND
TWO-FOR-ONE SPLIT OF OUTSTANDING COMMON STOCK

        The Company's Certificate of Incorporation currently authorizes 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, all with a par value of $0.01 per share. At the Meeting, the Company's stockholders will be asked to consider and act on an amendment of the Company's Certificate of Incorporation (a) to increase the authorized number of shares of Common Stock from 20,000,000 shares to 40,000,000 shares and (b) to split each outstanding share of Common Stock into two shares of Common Stock. The Board of Directors approved this amendment of the Certificate of Incorporation on June 4, 2002. No change is being proposed to the Preferred Stock (none of which has been issued).

        The Board of Directors believes that a stock split can contribute to broadening the Company's stockholder base, improving the liquidity of the market for the Company's Common Stock and generating greater investor interest in the Company's Common Stock. The Board of Directors thus considers it advisable to split the outstanding shares of Common Stock, two shares for one. The stock split will not be possible, however, without the increase in the authorized number of shares of Common Stock. The proposed amendment would double both the authorized number of shares of Common Stock and the number of shares of Common Stock outstanding or reserved for issuance under existing arrangements. The Common Stock does not and will not have any preemptive rights to purchase newly issued shares.

        The increase in the authorized Common Stock will not affect the current ratio of authorized but unissued Common Stock to the issued and outstanding Common Stock, thus maintaining the same relative degree of flexibility for the Company in meeting future stock needs. If the amendment had been effective as of June 17, 2002, of the 40,000,000 shares of Common Stock that would have been authorized, 24,492,576 shares would have been issued and outstanding.

        If the amendment is approved by the stockholders, the Company expects to file with the Delaware Secretary of State, promptly after the Meeting, a Certificate of Amendment of Certificate of Incorporation, in substantially the form of Exhibit A attached hereto and incorporated herein by reference, to become effective on August 8, 2002. The two-for-one stock split will become effective on that date.

        Unless deemed advisable by the Board of Directors, no further stockholder authorization would be sought for the issuance of shares of Common Stock. Such shares could be used for general corporate purposes, including future financings or acquisitions. Except as noted above, the Board of Directors has no immediate plans, intentions or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company.

        The stock split would be accomplished by mailing a certificate to each stockholder of record on the date that the amendment becomes effective. The mailing will occur promptly after that date. Each new certificate will represent one additional share for each share held as of the close of business on the effective date of the stock split.

        Each present certificate will continue to represent the number of shares shown on its face. Present certificates will not be exchanged for new certificates. Do not destroy your present certificates or return them to the Company or its transfer agent.

        The Company has applied to the New York Stock Exchange for the continued listing of the Common Stock on a split basis and expects that such application will become effective on or before the date on which the stock split becomes effective.

        The Company has been advised by its tax counsel that, under United States federal income tax laws: the receipt of additional shares of Common Stock in the stock split will not constitute taxable income to the stockholders; the cost or other tax basis to a stockholder of each old share held immediately prior to the split will be divided equally among the corresponding two shares held immediately after the split; and the holding period for each of the two shares will include the period for which the corresponding old share was held. The laws of jurisdictions other than the United States may impose taxes on the receipt by a stockholder of additional shares of Common Stock resulting from the split, and stockholders are urged to consult their tax advisers. Assuming transactions of an equivalent dollar amount, brokerage commissions on purchases and sales of the Common Stock after the split and transfer taxes, if any, may be somewhat higher than before the split, depending on the number of shares involved.

        THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 40,000,000 SHARES AND TO SPLIT EACH OUTSTANDING SHARE OF COMMON STOCK INTO TWO SHARES OF COMMON STOCK.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT OF THE
SIMPSON MANUFACTURING CO., INC. 1994 STOCK OPTION PLAN

        At the Meeting, the Company's stockholders will be asked to consider and act on an amendment of the Simpson Manufacturing Co., Inc. 1994 Stock Option Plan (the "Option Plan") (a) to increase the number of shares authorized for issuance under the Option Plan by 2,000,000 shares to a total of 4,000,000 shares and (b) to extend the termination date of the Option Plan from February 22, 2004, to May 28, 2012. If Proposal No. 1 above and this Proposal No. 2 are approved, the number of shares authorized for issuance under the Option Plan will be doubled to 8,000,000 when the stock split is effected. The Board of Directors adopted this amendment to the Option Plan on June 4, 2002.

        The Board of Directors believes that the amendment of the Option Plan is in the best interests of the Company. The purpose of the Option Plan is to provide a means by which selected employees and directors of and consultants to the Company, and its subsidiaries, may be given an opportunity to purchase stock of the Company. In addition, the Company, by means of the Option Plan, seeks to retain the services of persons who are now employees or directors of or consultants to the Company and its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. The Board of Directors believes that the reservation of additional shares for issuance on exercise of options to be granted under the Option Plan and the extension of the life of the Option Plan are efficient means to assist the Company in seeking those goals.

        By affording selected employees and directors of and consultants to the Company and its subsidiaries the opportunity to buy shares of Common Stock of the Company, the Option Plan is intended to enhance the ability of the Company and its subsidiaries to retain the services of persons who are now employees, directors or consultants, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. The Option Plan was adopted by the Company's Board of Directors and approved by the Company's stockholders prior to the Company's initial public offering in 1994. If this Proposal No. 2 is approved by the stockholders, no more than 4,000,000 shares of Common Stock (or 8,000,000 shares of Common Stock, if Proposal No. 1 is also approved by the stockholders) may be sold (including shares already sold) pursuant to all options granted under the Option Plan. Common Stock sold on exercise of options granted under the Option Plan may be previously unissued shares or reacquired shares, bought on the market or otherwise.

        The Company's Board of Directors has delegated the administration of the Option Plan to its 1994 Stock Option Plan Committee (the "Committee"), consisting of Peter N. Louras, Jr. and Barry Lawson Williams. The members of the Committee are (a) "non-employee directors," which means directors who satisfy the requirements established by the Securities and Exchange Commission for non-employee directors under Rule 16b-3, and (b) "outside directors," which means directors who satisfy the requirements established under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Members of the Committee are appointed by the Company's Board of Directors for indefinite terms and may be removed by the Board of Directors at any time.

        The Committee administers the Option Plan (as its manager and not as its trustee) and determines (a) who will be granted options, (b) when and how each option will be granted, (c) whether an option will be an incentive stock option or a nonstatutory stock option, (d) the provisions of each option, including the time or times the option may be exercised, and (e) the number of shares for which an option is granted. The Committee also construes and interprets the Option Plan and the options granted under it and establishes, amends and revokes rules and regulations concerning the administration of the Option Plan.

        Participation in the Option Plan is open to employees and directors of and consultants to the Company or any of its subsidiaries who are selected by the Committee on the basis of their past and anticipated future contributions to the Company and its subsidiaries. A participant may be granted incentive stock options only if the participant is an employee of the Company, but any participant may be granted nonstatutory stock options. A participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any of its affiliates may not be granted an option under the Option Plan unless the per share exercise price of that option is at least 110% of the fair market value of a share of Common Stock on the date of the grant and the option is exercisable for a period of not more than five years after the date of the grant.

        The terms of each option granted under the Option Plan are determined by the Committee and specified in the option granted to each participant. The date or dates on which each option becomes exercisable may be based on performance or other criteria, but no option may be exercised more than ten years from the date it is granted. The number of shares of Common Stock subject to an option under the Option Plan may be divided into periodic installments, with the option becoming exercisable ("vesting") during each installment period with respect to the shares allotted to that period. The vesting provisions may vary among options. At the discretion of the Committee, the terms of an option may permit an optionee to exercise the option before it vests. In such cases, however, the Company will have the right to repurchase from the optionee, at the exercise price, any shares purchased by exercising an unvested option. This repurchase right will lapse at a rate equivalent to the vesting rate, starting on the date the option is granted. If an optionee is allowed to purchase shares under an unvested option and later ceases to be an employee or director of or consultant to the Company or one of its subsidiaries, the Company will have 90 days from the date of such cessation to exercise its repurchase right.

        Several conditions apply to incentive stock options generally, in accordance with the Code. The exercise price of each incentive stock option must be at least 100% of the fair market value of the Common Stock on the date the option is granted. If a participant is granted an incentive stock option, the special federal income tax treatment accorded to incentive stock options (discussed below) will be available only if (a) the optionee does not sell the shares received on exercise of the option until at least two years after the option is granted and one year after its exercise, and (b) the optionee is an employee of the Company at all times during the period beginning on the date the option is granted and ending three months before the exercise of the option. In addition, to the extent that incentive stock options granted under the Option Plan or other plans of the Company and its affiliates that vest in any year allow an optionee to acquire Common Stock with a fair market value of more than $100,000, those incentive stock options are treated as nonstatutory stock options.

        The following options have been granted under the Option Plan to the following persons in the amounts and at the exercise prices indicated:

Name and Title of Person or Description of Group	Year	Number of Shares Subject to Option(1)	Exercise Price Per Share(1)	Expiration Date
Thomas J Fitzmyers President, Chief Executive Officer and Director	1993 1994 1994 1996 1997 1998 1999	31,500 207,110 4,500 4,500 4,500 4,500 4,500	$3.64 11.50 10.25 23.00 33.31 37.44 43.75	3/04/01 5/25/01 2/14/02 1/1/04 1/1/05 1/1/06 1/1/07
Stephen B. Lamson President of Simpson Strong-Tie Company Inc. and Director	1993 1994 1994 1996 1997 1998 1999	31,500 20,548 2,500 2,500 2,500 2,500 2,500	3.64 11.50 10.25 23.00 33.31 37.44 43.75	3/04/01 5/25/01 2/14/02 1/1/04 1/1/05 1/1/06 1/1/07
Donald M. Townsend President and Chief Executive Officer of Simpson Dura-Vent Company, Inc.	1993 1994 1994 1994 1996 1997 1999	6,222 1,552 35,895 7,500 7,500 2,500 2,500	3.64 3.64 11.50 10.25 23.00 33.31 43.75	3/04/01 3/04/01 5/25/01 2/14/02 1/1/04 1/1/05 1/1/07
Barclay Simpson Chairman of the Board	1994 1996 1997 1998 1999	500 500 500 500 500	11.28 25.30 36.64 41.18 48.13	2/14/00 1/1/02 1/1/03 1/1/04 1/1/05
Current Executive Officers, as a Group	various	391,827	3.64-48.13	3/04/01-1/1/07
Current Directors Who Are Not Executive Officers, as a Group	—	—	—	—
Employees and Consultants Who Are Not Executive Officers, as a Group	various	1,069,133	3.64-57.30	3/04/01-1/01/07

(1)
If Proposal No. 1 above is approved by the stockholders, the number of shares subject to each option will be doubled and the exercise price per share for each option will be reduced by one-half when the stock split becomes effective.

        The closing market price of a share of Common Stock of the Company, as reported by the New York Stock Exchange on June 17, 2002, was $58.90.

        In general, on exercising an option granted under the Option Plan, the optionee must pay the exercise price in cash to the Company. The Committee may, in its absolute discretion, allow the optionee to pay the exercise price, either at the time the option is granted or when the optionee exercises it, by delivering shares of Common Stock to the Company, or according to a deferred payment arrangement, or in some other manner. If the Committee allows the optionee to defer payment for the exercise of an option, the optionee will be charged interest at least annually on the deferred amount at the minimum amount necessary to avoid characterization of any portion of the exercise price as interest under the Code or, if less, at the maximum rate permitted by law.

        The grant of a nonstatutory stock option under the Option Plan should not have any federal income tax consequences. On exercising a nonstatutory stock option, the optionee generally will recognize taxable ordinary income equal to the excess of (a) the fair market value of the shares of Common Stock purchased on such exercise, over (b) the option exercise price for those shares. The Company will generally be required to withhold tax from the optionee's regular or supplemental wages based on the amount of ordinary income that the optionee recognizes and will generally be entitled to a business expense deduction in that amount. To the extent provided in an option, the optionee may satisfy the withholding obligation by paying cash, by authorizing the Company to withhold shares from the shares the optionee would otherwise receive on exercising the option, or by delivering to the Company shares of the Company's Common Stock already owned by the optionee.

        When an optionee sells shares acquired by exercising a nonstatutory stock option, the optionee will recognize capital gain or loss equal to the difference between the selling price for those shares on such disposition, and the fair market value of the shares at the time the optionee exercises the option. If the optionee holds the shares for a year or more after exercising the nonstatutory option (not including the time the optionee holds the option before exercising it), any gain on the disposition of those shares will be characterized as long-term capital gain. An optionee's sale of shares acquired on exercise of a nonstatutory stock option has no tax consequences to the Company.

        The grant of an incentive stock option under the Option Plan generally has no federal income tax consequences to the optionee. Similarly, the optionee should not recognize any income on exercising an incentive stock option. The optionee will not recognize income with respect to an incentive stock option until the optionee sells the shares acquired on exercise of the option, at which time the optionee will generally recognize capital gain or loss equal to the difference between (a) the selling price for those shares on such disposition, and (b) the option exercise price for those shares. This federal income tax treatment is available, however, only if the optionee does not sell the shares acquired on exercise of an incentive stock option until at least two years after the option grant and at least one year after the option exercise. If an optionee sells the shares before holding them for the required period, the shares will be treated similarly to shares acquired through the exercise of a nonstatutory stock option. Accordingly, an optionee in the year of such sale generally would recognize as ordinary income the excess of the fair market value of the shares at the time the optionee exercises the option over the option exercise price for those shares, and would recognize as capital gain the excess, if any, of the selling price on the disposition over the fair market value of the shares at the time the optionee exercises the option. If an optionee sells the shares before holding them for the required period at a price less than fair market value of the shares at the time the optionee exercises the option, the amount of ordinary income recognized is the excess, if any, of the amount realized on the sale over the exercise price. In case of a disqualifying disposition, the Company generally can take a business expense deduction in an amount equal to the amount the optionee recognizes as ordinary income.

        Exercise of an incentive stock option may have implications with respect to alternative minimum tax ("AMT"). After calculating regular tax liability, a taxpayer must recalculate his or her tax liability by disallowing certain deductions or adding certain items to income to determine if he or she owes AMT. When calculating income for AMT purposes, an optionee must include in such income the excess of the fair market value of the shares at the time of exercise over the option exercise price, potentially resulting in federal tax of up to 28% on such amount.

        Net long-term capital gains of individuals are currently subject to a maximum marginal federal income tax rate of 20%, and the maximum marginal federal income tax rate on individuals' ordinary income is 38.6% (to be reduced to 35% by 2006). In addition, because an individual may deduct only

$3,000 of net capital losses in any year, it may be advantageous to characterize gain as long-term capital gain if the optionee has capital losses from other investments.

        If an optionee under the Option Plan ceases to be an employee or director of or consultant to the Company or one of its subsidiaries for a reason other than disability or death, the optionee may exercise an option he or she holds under the Option Plan, to the extent that such option is vested on the date of such cessation, at any time during the period ending on the earlier of (a) the 90th day after such cessation (or such longer or shorter period as is specified in the option, which must be at least 30 days), and (b) the date that the option expires. If the optionee does not exercise the option within that time, the option terminates and the optionee forfeits the right to exercise it. Any option or portion of an option that is not vested on the date the optionee ceases to be an employee or director of or consultant to the Company terminates on that date and cannot be exercised thereafter.

        If an optionee ceases to be an employee or director of or consultant to the Company or one of its subsidiaries because the optionee becomes disabled, the optionee may exercise an option granted to the optionee under the Option Plan, to the extent that such option is vested on the date of such cessation, within the period ending on the earlier of (a) the first anniversary of such cessation (or such longer or shorter period as is specified in the option, which must be at least six months), and (b) the date that the option expires. If the optionee does not exercise the option within that time, the option terminates and the optionee forfeits the right to exercise it. Any option or portion of an option that is not vested on the date the optionee ceases to be an employee or director of or consultant to the Company terminates on that date and may not be exercised thereafter.

        If an optionee under the Option Plan dies while serving as an employee or director of or consultant to the Company or one of its subsidiaries or within a period specified in the option after ceasing to be an employee, director or consultant, the optionee's estate or the person who inherits the option may exercise it, to the extent that the option is vested at the time of death, within the period ending on the earlier of (a) the 180th day after the first anniversary of the optionee's death (or such longer or shorter period as is specified in the option, which must be at least six months), and (b) the date that the option expires. If the option is not exercised within that time, it terminates and may not be exercised. Any option or portion of an option that has not vested at the date of death terminates on that date and may not be exercised.

        Notwithstanding the termination, disability or death of an optionee, the Committee may extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, but no such extension may extend the term of an option beyond the date of expiration of the term of such option as set forth in the option agreement.

        Options granted under the Option Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to such optionee, or be made subject to execution, attachment or similar process, although the Committee may in its discretion at the time of approval of the grant of an option or thereafter permit an option to be transferred by an optionee to a trust or other entity established by the optionee for estate planning purposes, and may permit further transferability, or impose conditions or limitations on any permitted transferability. An option is otherwise exercisable during the lifetime of the person to whom the option is granted only by such person.

        The Committee may suspend or terminate the Option Plan at any time. Unless the Committee terminates it earlier, the Option Plan will terminate on February 22, 2004, or, if this Proposal No. 2 is adopted, on May 28, 2012. No options will be granted under the Option Plan after it is terminated. Options outstanding when the Option Plan is terminated, however, may be exercised after the termination of the Option Plan, according to the vesting schedules of the options, until the end of the exercise period of the options as determined under the options. The Committee may amend the Option Plan at any time, subject in some cases to the approval of the Company's stockholders.

        The Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is not qualified under Code section 401(a).

        For an optionee under the Option Plan who is not an affiliate of the Company (that is, a director, executive officer or other person controlling, controlled by or under common control with the Company), there are no restrictions on the optionee's sale of the shares purchased on exercising an option under the Option Plan. If an optionee is an affiliate of the Company, shares of Common Stock that the optionee acquires on exercise of an option may not be sold unless the resale is registered under the Securities Act of 1933, as amended (the "Securities Act"), or the sale is made pursuant to an applicable exemption from registration, including pursuant to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, an affiliate would be entitled to sell shares of Common Stock in brokers' transactions or transactions with "market makers" within any three-month period in an amount that does not exceed the greater of (a) one percent of the then outstanding shares of Common Stock and (b) the average weekly trading volume of the Common Stock on the New York Stock Exchange during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission. Sales under Rule 144 are also subject to certain notice requirements and the availability of current public information about the Company. The Company in its discretion may register for resale the shares of Common Stock that are subject to the Option Plan by filing a post-effective amendment to the registration statement on Form S-8 relating to the Option Plan to add a reoffer prospectus on Form S-3, after which resales of shares acquired on exercise of options under the Option Plan would no longer be subject to the limitations of Rule 144.

        A copy of the Option Plan as it is proposed to be amended is attached to this Proxy Statement as Exhibit B and is incorporated herein by this reference. The foregoing description of the Option Plan is qualified in its entirety by reference to Exhibit B attached hereto.

        THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE SIMPSON MANUFACTURING CO., INC. 1994 STOCK OPTION PLAN.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT OF
THE SIMPSON MANUFACTURING CO., INC.
1995 INDEPENDENT DIRECTOR STOCK OPTION PLAN

        At the Meeting, the Company's stockholders will be asked to consider and act on an amendment of the Simpson Manufacturing Co., Inc. 1995 Independent Director Stock Option Plan (the "Independent Director Plan") (a) to increase the number of shares authorized for issuance under the Independent Director Plan by 40,000 shares to a total of 80,000 shares and (b) to extend the termination date of the Independent Director Plan from March 5, 2005, to May 28, 2012. If Proposal No. 1 above and this Proposal No. 3 are approved, the number of shares authorized for issuance under the Independent Director Plan will be doubled to 160,000 when the stock split is effected. The Board of Directors adopted this amendment to the Independent Director Plan on June 4, 2002.

        The Board of Directors believes that the amendment of the Independent Director Plan is in the best interests of the Company. The purpose of the Independent Director Plan is to give independent directors of the Company an opportunity to buy shares of Common Stock of the Company, to encourage independent directors in their efforts on behalf of the Company and to secure their continued service to the Company.

        The only persons eligible to participate in the Independent Director Plan are independent directors. For this purpose, an independent director means a member of the Board of Directors who either (a) is not currently employed by the Company or any of its affiliates (service as a director and receipt of a director's fee being deemed not to constitute "employment"), is not a former employee of the Company or any affiliate of the Company who is currently receiving compensation for prior services

(other than benefits under a tax-qualified pension plan), was not an officer of the Company or any affiliate of the Company at any time, and is not currently receiving compensation from the Company or any affiliate of the Company for personal services in any capacity other than as a director, or (b) is otherwise considered an outside director for purposes of Code section 162(m). In addition, no person who owns more than 10% of the voting power of all classes of stock of the Company or any of its affiliates is eligible to be granted an option under the Independent Director Plan.

        If this Proposal No. 3 is approved by the stockholders, no more than 80,000 shares of Common Stock (or 160,000 shares of Common Stock, if Proposal No. 1 is also approved by the stockholders) may be sold (including shares already sold) pursuant to all options granted under the Independent Director Plan. Common Stock sold on exercise of options granted under the Independent Director Plan may be previously unissued shares or reacquired shares, bought on the market or otherwise.

        The Company's Board of Directors administers the Independent Director Plan (as its manager and not as its trustee) and determines which persons are eligible to be granted options under the Independent Director Plan. The Board of Directors also construes and interprets the Independent Director Plan and the options granted under it and establishes, amends and revokes rules and regulations concerning the administration of the Independent Director Plan. The Board of Directors may at any time in the future delegate these functions to a committee of the Board of Directors, the members of which would be appointed by the Board of Directors for indefinite terms and could be removed by the Board of Directors at any time.

        The terms of each option granted under the Independent Director Plan are determined under the Independent Director Plan and will be specified in option agreements between the optionees and the Company. Each person who was an eligible independent director on February 15, 1995, was granted an option under the Independent Director Plan as of that date to purchase 2,000 shares of Common Stock. Each person who becomes an eligible independent director is granted an option to purchase 2,000 shares of Common Stock on the February 15 next following the date that such person becomes an eligible independent director, if such person maintains continuous status as an independent director through that February 15. On each February 15 thereafter until the Independent Director Plan terminates, for as long as an independent director maintains continuous status as an independent director, such independent director will be granted an option to purchase 500 shares of Common Stock. Notwithstanding the foregoing, no options are granted under the Independent Director Plan in the year immediately following any year in which the Company does not meet its budget and operating goals established by or pursuant to the authority of the Board of Directors.

        No option granted under the Independent Director Plan will be exercisable after the expiration of seven years from the date the option is or was granted. Each option granted under the Independent Director Plan in 1995 became fully exercisable commencing on the date the Company's stockholders approved the Independent Director Plan. Each option granted after 1995 was or will be fully exercisable when granted. The exercise price of each option is the price of the Common Stock on the New York Stock Exchange at the close of trading on the February 15 on which the option is granted.

Subject to the foregoing, the following options have been granted to the current independent directors under the Independent Director Plan:

Name and Title of Person or Description of Group	Year	Number of Shares Subject to Option(1)	Exercise Price Per Share(1)	Expiration Date
Earl F. Cheit Director	1994 1996 1997 1998 1999	2,000 500 500 500 500	$10.00 29.25 37.31 36.63 38.94	2/15/02 2/14/04 2/12/05 2/11/06 2/14/07
Peter N. Louras, Jr. Director	1999	2,000	38.94	2/14/07
Sunne Wright McPeak Director	1994 1996 1997 1998 1999	2,000 500 500 500 500	10.00 29.25 37.31 36.63 38.94	2/15/02 2/14/04 2/12/05 2/11/06 2/14/07
Barry Lawson Williams Director	1994 1996 1997 1998 1999	2,000 500 500 500 500	10.00 29.25 37.31 36.63 38.94	2/15/02 2/14/04 2/12/05 2/11/06 2/14/07
Current Executive Officers, as a Group	—	—	—	—
Current Directors Who Are Not Executive Officers, as a Group	various	14,000	10.00-38.94	2/15/02-2/13/07
Employees Who Are Not Executive Officers, as a Group	—	—	—	—

(1)
If Proposal No. 1 above is approved by the stockholders, the number of shares subject to each option will be doubled and the exercise price per share for each option will be reduced by one-half when the stock split becomes effective.

        The closing market price of a share of Common Stock of the Company, as reported by the New York Stock Exchange on June 17, 2002, was $58.90.

        In general, on exercising an option granted under the Independent Director Plan, the optionee must pay the exercise price in cash to the Company. The Board of Directors, however, in its absolute discretion, may allow the optionee to pay the exercise price by delivering shares of Common Stock to the Company.

        The grant of an option under the Independent Director Plan should not have any federal income tax consequences. On exercising an option, an optionee generally will recognize taxable ordinary income equal to the excess of (a) the fair market value of the shares of Common Stock purchased on such exercise, over (b) the option exercise price for those shares. If the optionee is employed by the Company or one of its affiliates on exercising an option granted under the Independent Director Plan, the Company will generally be required to withhold tax from the compensation payable to the optionee based on the amount of ordinary income that the optionee recognizes and will generally be entitled to a business expense deduction in that amount. To the extent provided in the applicable option agreement, the optionee may satisfy the withholding obligation by paying cash, by authorizing the Company to withhold shares from the shares the optionee would otherwise receive on exercising the option, or by delivering to the Company shares of the Company's Common Stock that the optionee already owns.

        When an optionee sells shares acquired by exercising an option under the Independent Director Plan, the optionee will recognize capital gain or loss equal to the difference between the selling price for those shares on such disposition and the fair market value of the shares when the option is exercised. If the optionee holds the shares for a year or more after exercising the option (not including the time that the optionee holds the option before exercising it), any gain on the disposition of those shares will be characterized as long-term capital gain. A sale of shares acquired on exercise of an option granted under the Independent Director Plan has no tax consequences to the Company.

        Net long-term capital gains of individuals are currently subject to a maximum marginal federal income tax rate of 20%, and the maximum marginal federal income tax rate on individuals' ordinary income is 38.6% (to be reduced to 35% by 2006). In addition, because an individual may deduct only $3,000 of net capital losses in any year, it may be advantageous to characterize gain as long-term capital gain if an optionee has capital losses from other investments.

        If a holder of options under the Independent Director Plan ceases to be an independent director of the Company for any reason, such person (or, if the termination is due to such person's death, such person's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise such person's options granted under the Independent Director Plan, to the extent that such person is entitled to exercise those options on the date of such cessation, at any time during the period ending on the earlier of (a) the 30th day after such cessation, or (b) the date or dates the options expire. If such person does not exercise the options within that time, the options terminate.

        Options granted under the Independent Director Plan are not transferable except by will or by the laws of descent and distribution. During an optionee's lifetime, the optionee is the only person who may exercise any options granted to the optionee under the Independent Director Plan. An optionee may not assign or hypothecate any interest in the Independent Director Plan to any person.

        The Board of Directors may suspend or terminate the Independent Director Plan at any time. Unless the Board of Directors terminates it earlier, the Independent Director Plan will terminate on May 5, 2005, or, if this Proposal No. 3 is adopted, May 28, 2012. No options will be granted under the Independent Director Plan after it is terminated. If an optionee has options outstanding under the Independent Director Plan when it is terminated, however, such optionee may exercise those options after the Independent Director Plan's termination, until the end of the options' exercise periods as determined under the respective option agreements. The Board of Directors may amend the Independent Director Plan at any time, subject in some cases to the approval of the Company's stockholders.

        The Independent Director Plan is not subject to any provision of ERISA and is not qualified under Code section 401(a).

        Shares of Common Stock acquired on exercise of an option granted under the Independent Director Plan may not be sold unless the resale is registered under the Securities Act or the sale is made pursuant to an applicable exemption from registration, including pursuant to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, an optionee would be entitled to sell shares of Common Stock in brokers' transactions or transactions with "market makers" within any three-month period in an amount that does not exceed the greater of (a) one percent of the then-outstanding shares of Common Stock and (b) the average weekly trading volume of the Common Stock on the New York Stock Exchange during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission. Sales under Rule 144 are also subject to certain notice requirements and the availability of current public information about the Company. The Company in its discretion may register for resale the shares of Common Stock that are subject to the Independent Director Plan by filing a post-effective amendment to the registration statement on Form S-8 relating to the Independent Director Plan to add a reoffer prospectus on Form S-3, after which resales of shares acquired on exercise of options under the Independent Director Plan would no longer be subject to the limitations of Rule 144.

        A copy of the Independent Director Plan as it is proposed to be amended is attached to this Proxy Statement as Exhibit C and is incorporated herein by this reference. The foregoing description of the Independent Director Plan is qualified in its entirety by reference to Exhibit C attached hereto.

        THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE SIMPSON MANUFACTURING CO., INC. 1995 INDEPENDENT DIRECTOR STOCK OPTION PLAN.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below provides information relating to compensation for the years ended December 31, 2001, 2000 and 1999, for the Chief Executive Officer and the other four most highly compensated executive officers of the Company, including the President and Chief Operating Officer of Simpson Strong-Tie Company Inc. ("SST") and the Chief Executive Officer of Simpson Dura-Vent Company, Inc. ("SDV") (determined as of the end of 2001) (collectively, the "Named Executive Officers"). The amounts shown include compensation for services in all capacities that were provided to the Company and its subsidiaries.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compen- sation($)	Restricted Stock Awards($)	Securities Underlying Options/ SARs(#)(2)	LTIP Pay- outs($)	All Other Compen- sation($)(3)
Thomas J Fitzmyers, President and Chief Executive Officer of the Company	2001 2000 1999	281,424 273,230 265,272	1,102,348 1,404,860 1,318,761	109,149(1 — —)	— — —	— — 4,500	— — —	25,500 25,550 24,000
Barclay Simpson, Chairman of the Board of the Company	2001 2000 1999	150,000 150,000 150,000	568,324 786,932 738,706	— — —	— — —	— — 500	— — —	22,500 22,500 22,500
Stephen B. Lamson, President and Chief Operating Officer of SST(4)	2001 2000 1999	185,400 180,000 116,940	662,307 861,247 781,396	— — —	— — —	— — 2,500	— — —	25,500 25,500 17,541
Michael J. Herbert Chief Financial Officer and Secretary of the Company	2001 2000	159,650 103,333	226,531 86,430	— —	— —	— —	— —	23,948 —
Donald M. Townsend, President and Chief Executive Officer of SDV	2001 2000 1999	188,085 182,607 177,288	302,679 410,091 489,724	13,815 13,412 13,021	— — —	— — 2,500	— — —	25,500 25,500 24,000

(1)
Represents costs related to the hire of an aircraft for use by Mr. Fitzmyers.

(2)
Shares subject to outstanding stock options, which have exercise prices of $43.75 to $48.13 per share.

(3)
Represents contributions to the Company's profit sharing plan trusts for the accounts of the Named Executive Officers.

(4)
Mr. Lamson was promoted to President and Chief Operating Officer of Simpson Strong-Tie in 2000. Prior to that, he was the Chief Financial Officer and Secretary of the Company.

Employee Stock Options

        No options to purchase shares of Common Stock were granted or to be granted to the Named Executive Officers for the year ended December 31, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
DECEMBER 31, 2001, OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at December 31, 2001, (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at December 31, 2001, ($) Exercisable/ Unexercisable
Thomas J Fitzmyers	4,500	182,025	11,250/11,250	295,242/271,758
Barclay Simpson	500	13,750	750/750	12,923/10,052
Stephen B. Lamson	23,048	895,451	6,250/3,750	164,023/65,227
Donald M. Townsend	—	—	5,625/2,500	167,078/40,398

(1)
The value realized for option exercises is the aggregate fair market value of the Company's Common Stock on the date of exercise less the exercise price.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 31, 2001, concerning (a) all equity compensation plans of the Company previously approved by the stockholders and (b) all equity compensation plans of the Company not previously approved by the stockholders. The information in the following table does not reflect the effect of approval of Proposals Nos. 1, 2 and 3.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants & rights	Weighted-average exercise price of outstanding options, warrants & rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	473,580	$33.25	522,540
Equity compensation plans not approved by stockholders	N/A	N/A	9,200	(1)
Total	473,580		531,740

(1)
As of December 31, 2001, the Company had reserved 50,000 shares of Common Stock for issuance as bonuses under its 1994 Employee Stock Bonus Plan, of which 40,800 shares were issued. On June 4, 2002, the Company reserved an additional 50,000 shares of Common Stock for issuance under the 1994 Employee Stock Bonus Plan.

Employee Stock Bonus Plan

        The Company maintains the 1994 Employee Stock Bonus Plan (the "Bonus Plan") whereby, for each ten years of continuous employment with the Company, each employee who does not participate in one of the Company's stock option plans receives a bonus of 100 shares of Common Stock and cash to compensate the employee for the additional income tax liability resulting from the bonus. The shares are issued in the year following the year in which they are earned. The Company has issued a total of 43,300 shares of Common Stock under the Bonus Plan through January 1, 2002. On June 4, 2002, the Company amended the Plan to increase the number of shares of Common Stock available under the Bonus Plan from 50,000 shares to 100,000 shares of Common Stock.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Boards of Directors of the Company comprises Barclay Simpson, the Chairman of the Board of the Company, and Peter N. Louras, Jr. and Barry Lawson Williams, both independent directors of the Company. Mr. Louras and Mr. Williams have no relationships with the Company or any of its subsidiaries other than as members of the Company's Board of Directors and committees of the Company's Board of Directors. Certain transactions to which Mr. Simpson, his affiliates and members of his family have been parties are described below.

Real Estate Transactions

        The Company, directly and through its subsidiaries, leases certain of its facilities from general partnerships (the "Partnerships") wholly or partly comprising current or former directors, officers, employees and stockholders of the Company and its subsidiaries. The Partnerships, their partners, the percentage interests of such partners in the Partnerships and the properties that the Partnerships lease, or previously leased and sold, to the Company or a subsidiary, are as follows:

Partnership	Partners (percentage interests)	Property Location
Simpson Investment Company ("SIC")	Barclay Simpson (77%), John B. Simpson (5%), Anne Simpson Gattis (5%), Jean D. Simpson (5%), Jeffrey P. Gainsborough (2%), Julie Marie Simpson (2%), Elizabeth Simpson Murray (2%) and Amy Simpson (2%)	San Leandro, California
Doolittle Investors	Barclay and Sharon Simpson (25.51%), SIC (25.51%), Everett H. Johnston Family Trust (23.13%), Judy F. Oliphant, Successor Trustee of the Oliphant Family Revocable Trust Agreement Dated January 27, 1993 (Survivors Trust) ("Oliphant Trust") (20.61%), and Thomas J Fitzmyers (5.24%),	San Leandro, California
Columbus-Westbelt Investment Co.	Barclay and Sharon Simpson (13.31%), Jeffrey P. Gainsborough (11.01%), Julie Marie Simpson (11.01%), Elizabeth Simpson Murray (11.01%) and Amy Simpson (11.01%), Everett H. Johnston Family Trust (5.54%), Oliphant Trust (5.54%), Tyrell T. Gilb Trust (5.54%), Doyle E. Norman (5.54%), Robert J. Phelan (5.54%), Richard C. Perkins Trust (5.48%), Stephen P. Eberhard (5.05%), Stephen B. Lamson (3.32%) and Thomas J Fitzmyers (1.10%),	Columbus, Ohio
Vacaville Investors	Everett H. Johnston Family Trust (49.90%), SIC (27.50%), Oliphant Trust (12.47%), Barclay and Sharon Simpson (4.57%), Richard C. Perkins Trust (4.43%) and Thomas J Fitzmyers (1.13%),	Vacaville, California
Vicksburg Investors	Everett H. Johnston Family Trust (41.17%), Barclay and Sharon Simpson (33.92%), Oliphant Trust (12.61%), Richard C. Perkins Trust (6.28%) and Thomas J Fitzmyers (6.02%)	Vicksburg, Mississippi

        Barclay Simpson is the managing partner of SIC, a general partnership of Mr. Simpson and his seven children. Everett H. Johnston, formerly a director and executive officer of the Company (now retired), is the managing partner of each Partnership other than SIC. Richard C. Perkins, Stephen P. Eberhard and Robert J. Phelan are officers of SST and Doyle E. Norman (retired) and Tyrell T. Gilb (deceased) are former employees of the Company. Sharon Simpson is Barclay Simpson's wife.

        Aggregate lease payments by the Company and its subsidiaries to the Partnerships in 2001, 2000 and 1999 were, and the terms of the leases will expire, as follows:

	Lease Payments
Partnership				Lease Expiration Date
	2001	2000	1999
SIC(1)	$82,331	$197,594	$185,100	(1)
Doolittle Investors	253,080	253,080	253,080	12/31/09
Columbus Westbelt Investment Co.	626,328	592,381	581,064	9/30/05
Vacaville Investors	438,898	437,640	437,640	11/30/07
Vicksburg Investors	368,543	367,013	354,868	11/30/03

(1)
In January 2001, the Company exercised its option to purchase the property leased from SIC. The transaction closed in June 2001.

        The leases with the Partnerships are expected to continue until the expiration of the respective terms of the leases, and they may be renewed. The Company's future rent obligations under the continuing leases are expected to be consistent with the rents paid in 2001, subject to adjustments as provided in certain of the leases.

        If and when any lease is proposed to be amended or renewed or any property subject to any lease is proposed to be purchased by the Company, the Company will enter into such transaction only with the approval of a majority of the directors of the Company who are not employees or officers of the Company and who are not partners of any of the Partnerships and only after such directors satisfy themselves that such transaction will be fair, just and reasonable as to the Company, beneficial to the Company and on terms reasonably consistent with the terms available from unrelated parties in similar transactions negotiated at arm's length.

        The Company does not intend in the future to lease from any of the Partnerships or any other entities controlled by any of its directors, officers or employees any facilities that are not on or adjacent to the property subject to the existing leases.

Cash Profit Sharing Bonus Plan

        The Company maintains a cash profit sharing bonus plan for the benefit of employees of the Company and its subsidiaries. The Company may change, amend or terminate this bonus plan at any time. Under this bonus plan as currently in effect, the Compensation Committee of the Board of Directors determines a "qualifying level" for the coming fiscal year for the Company, SDV and each branch of SST. The qualifying level is equal to the value of the net operating assets (as defined) of the Company, SDV or the respective branch of SST, multiplied by a rate of return on those assets. If profits exceed the qualifying level in any fiscal quarter, a portion of such excess profits is distributed to the eligible employees as cash bonuses. The percentage of excess profits distributed and the rates used to calculate the amounts to be distributed to the Named Executive Officers are determined by the Compensation Committee of the Board of Directors, while the percentage of excess profits distributed and the rates used to calculate the amounts to be distributed to all other participants are determined by the executive officers. The failure to earn a cash bonus in any given quarter does not affect the ability to earn a cash bonus in any other quarter. Amounts paid under these programs aggregated $16.4 million, $18.6 million and $17.8 million in 2001, 2000 and 1999, respectively, the amounts of which paid to Named Executive Officers in 2001, 2000 and 1999 are shown in the Summary Compensation Table above.

1994 Stock Option Plan

        The Option Plan and the proposed amendment thereto are described above. See Proposal No. 2. Options to purchase 9,500, 7,000 and 139,750 shares of Common Stock were granted pursuant to commitments made related to the preceding fiscal years under the Option Plan in 2001, 2000 and 1999, respectively. No options were committed to be granted under the Option Plan to Named Executive Officers in 2001 and 2000. Options granted under the Option Plan to Named Executive Officers in 1999 are shown in the Summary Compensation Table above.

Profit Sharing Plans

        The Company's subsidiaries maintain defined contribution profit sharing plans for their U.S. based salaried employees (the "Salaried Plan") and for U.S. based nonunion hourly employees (the "Hourly Plan"). An employee is eligible for participation in a given year if he or she is an employee on the first and last days of that calendar year and completes at least 1,000 hours of service during that calendar year for the Salaried Plan or 750 hours of service during that calendar year for the Hourly Plan. As of December 31, 2001, there were 461 participants in the Salaried Plan and 646 participants in the Hourly Plan. Under the Salaried Plan and the Hourly Plan, the Board of Directors may authorize contributions to the plan trusts in their exclusive discretion. Contributions to the plan trusts by the Company's subsidiaries are limited to the amount deductible for federal income tax purposes under Code section 404(a). Barclay Simpson and Michael J. Herbert, who are Named Executive Officers of the Company, are trustees of the plan trusts. Mr. Simpson and Mr. Herbert are also participants in the Salaried Plan. The amounts contributed by the Company for their accounts in 2001, 2000 and 1999 are shown in the Summary Compensation Table above. Certain of the Company's foreign subsidiaries maintain similar plans for their employees.

Compensation of Directors

        The Company's directors who do not receive compensation as officers or employees of the Company are each paid an annual retainer of $10,000 and a fee of $1,000 for attending in person each meeting of the Board of Directors and for attending in person each meeting of any committee held on a day when the Board of Directors does not meet. Each outside director is also paid $500 for each committee meeting he or she attends in person on the same day as a Board of Directors meeting and for each Board of Directors meeting attended by telephone conference. Directors are also reimbursed for expenses incurred in connection with their attendance at Board of Directors and committee meetings.

1995 Independent Director Stock Option Plan

        The Independent Director Plan and the proposed amendment thereto are described above. See Proposal No. 3. No options to purchase shares of Common Stock were committed to be granted under the Independent Director Plan in 2001 and 2000.

STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in the proxy statement and form of proxy relating to the Company's 2003 Annual Meeting of Stockholders must be received by the Company a reasonable time before the Company's solicitation is made, and in any event not later than December 13, 2002.

BY ORDER OF THE BOARD

Michael J. Herbert
 Secretary

        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SIMPSON MANUFACTURING CO., INC.

        The undersigned hereby certifies that:

        1.    The name of the corporation (hereinafter called the "Corporation") is Simpson Manufacturing Co., Inc.

        2.    The Certificate of Incorporation of the Corporation is hereby amended by deleting paragraph 1 of Article IV thereof and substituting therefor the following new paragraph 1 of Article IV:

          1.    The total number of shares of all classes of stock that the Corporation shall have authority to issue is forty-five million (45,000,000) of which five million (5,000,000) shares shall be Preferred Stock of the par value of one cent ($0.01) per share and forty million (40,000,000) shares shall be Common Stock of the par value of one cent ($0.01) per share. On the amendment of this paragraph to read as herein set forth, each outstanding share of Common Stock is split-up and converted into two shares of Common Stock.

        3.    The foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with section 242 of the General Corporation Law of the State of Delaware.

        4.    The effective time of the foregoing amendment shall be at the close of business on August 8, 2002.

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of this                        , 2002.

Michael J. Herbert Chief Financial Officer and Secretary

A-1

EXHIBIT B

SIMPSON MANUFACTURING CO., INC.
1994 STOCK OPTION PLAN

Adopted February 23, 1994
and Amended through July 29, 2002

1.    PURPOSES.

        (a)  The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

        (b)  The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c)  The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.    DEFINITIONS.

        (a)  "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in sections 424(e) and (f), respectively, of the Code.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Code" means the Internal Revenue Code of 1986, as amended.

        (d)  "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)  "Common Stock" means the common stock of the Company.

        (f)    "Company" means Simpson Manufacturing Co., Inc., a Delaware corporation.

        (g)  "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (h)  "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

        (i)    "Director" means a member of the Board.

        (j)    "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Consultant or a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (l)    "Fair Market Value" means the value of the Common Stock as determined in good faith by the Board and in a manner consistent with section 260.140.50 of Chapter 3 of Title 10 of the California Code of Regulations.

        (m)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code and the regulations promulgated thereunder.

        (n)  "Non-Employee Director" means a Director who satisfies the requirements established from time to time by the Securities and Exchange Commission for non-employee directors under Rule 16b-3.

        (o)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (p)  "Officer" means a person who is an officer of the Company within the meaning of section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (q)  "Option" means a stock option granted pursuant to the Plan.

        (r)  "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (s)  "Optioned Stock" means the Common Stock of the Company subject to an Option.

        (t)    "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

        (u)  "Outside Director" means a member of the Board who satisfies the requirements established from time to time for outside directors under section 162(m) of the Code.

        (v)  "Plan" means this Simpson Manufacturing Co., Inc. 1994 Stock Option Plan.

        (w)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (x)  "Securities Act" means the Securities Act of 1933, as amended.

3.    ADMINISTRATION.

        (a)  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1)  To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the terms and conditions of each Option granted (which need not be identical), including the time or times such Option may be exercised as a whole or in part; and the number of shares for which an Option shall be granted to each such person;

          (2)  To grant Options under the Plan;

          (3)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

          (4)  To amend the Plan as provided in section 11.

        (c)  The Board may delegate administration of the Plan to a Committee of the Board that will satisfy the requirements of rule 16b-3. The Committee shall consist solely of two or more Directors, each of whom is a Non-Employee Director and an Outside Director, who shall be appointed by the Board. Subject to the foregoing, from time to time the Board may increase the size of the Committee and appoint additional qualified members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to section 16 of the Exchange Act.

4.    SHARES SUBJECT TO THE PLAN.

        (a)  Subject to the provisions of section 10 relating to adjustments on changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate 4,000,000 shares of the Common Stock. If any Option shall for any reason expire or otherwise terminate, as a whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

        (a)  Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

        (b)  No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least 110 percent of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

6.    OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise), except as the Board may otherwise determine in the specific case, the substance of each of the following provisions:

        (a)    Term of Options.    No Option shall be exercisable after the expiration of ten years from the date it is granted.

        (b)    Price.    The exercise price of each Incentive Stock Option shall be not less than 100 percent of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

        (c)    Consideration.    The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) in the absolute discretion of the Board or the Committee (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Common Stock issuable on exercise of the Option or delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

        (d)    Transferability.    An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to such Optionee, or be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Option to be transferred by an Optionee to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability, or impose conditions or limitations on any permitted transferability. An Option shall otherwise be exercisable during the lifetime of the person to whom the Option is granted only by such person.

        (e)    Vesting.    The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions may vary among Options, but in each case will provide for vesting of at least twenty percent per year of the total number of shares subject to the Option.

        (f)    Conditions On Exercise of Options and Issuance of Shares.

(1)    Shares shall not be issued on exercise of an Option unless the exercise of such Option and the delivery of such Shares pursuant thereto shall comply with all applicable laws and regulations, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange on which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(2)    The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising an Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inapplicable if (i) the issuance of the shares on the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g)    Termination of Employment or Relationship as a Director or Consultant.    If an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than on the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee shall have been entitled to exercise it at the date of termination) but only within the period ending on the earlier of (i) the ninetieth day after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event shall be less than thirty days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h)    Disability of Optionee.    If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee shall have been entitled to exercise it at the date of termination), but only within the period ending on the earlier of (i) the first anniversary of such termination (or such longer or shorter period, which in no event shall be less than six months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i)    Death of Optionee.    If of an Optionee dies during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent that the Optionee shall have been entitled to exercise the Option at the date of death) by the Optionee's estate or by a person who shall have acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (i) the one hundred eightieth day after the first anniversary of the date of death (or such longer or shorter period, which in no event shall be less than six months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Optionee's estate or a person who shall have acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the

Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (j)    Exemptions.    Notwithstanding subsections (g), (h) and (i) above, the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option beyond the date of expiration of the term of such Option as set forth in the Option Agreement).

        (k)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided that the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent per year over five years from the date the Option is granted and such right shall be exercised within ninety days of termination of employment for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

        (l)    Withholding.    To the extent approved by the Board in the specific case, at the time of approval of the grant of the Option or thereafter, the Optionee may satisfy any Federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (l) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company. The value of shares withheld or delivered shall equal the Fair Market Value of the shares on the day the Option is exercised.

7.    COVENANTS OF THE COMPANY.

        (a)  During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock on exercise of the Options; provided that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock on exercise of such Options unless and until such authority is obtained.

8.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.    MISCELLANEOUS.

        (a)  Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the

Option pursuant to its terms. No adjustment will be made for dividends or other rights for which the record date is prior to the date of satisfaction of all such requirements.

        (b)  Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than 120 days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

        (c)  Nothing in the Plan or any instrument executed or Option granted or other action taken pursuant thereto shall confer on any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

        (d)  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Options or portions thereof in excess of such limit (according to the order in which they are granted) shall be treated as Nonstatutory Stock Options.

10.  ADJUSTMENTS ON CHANGES IN STOCK.

        (a)  If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reclassification, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split or reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted by the Board in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

        (b)  In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. If any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN.

        (a)  The Board at any time or from time to time shall have the right to amend, modify, suspend or terminate the Plan for any reason; provided that the Company will seek stockholder approval for any change if and to the extent required by applicable law, regulation or rule.

        (b)  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to cause the Plan or Incentive Stock Options granted under it to comply therewith.

        (c)  Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, unless (i) the Company requests the consent of the person to whom the Option shall have been granted and (ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

        (a)  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on May 28, 2012. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option shall have been granted.

13.  EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan shall have been approved by the stockholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit shall have been issued by the Commissioner of Corporations of the State of California.

14.  COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

        It is the Company's intent that the Plan comply in all respects with Rule 16b-3. If any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect, without change. All transactions under the Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and the applicable regulations promulgated thereunder.

EXHIBIT C

SIMPSON MANUFACTURING CO., INC.
1995 INDEPENDENT DIRECTOR STOCK OPTION PLAN

Adopted March 6, 1995
and Amended through July 29, 2002

1.    PURPOSES.

        (a)  The purpose of the Plan is to provide a means by which Independent Directors of the Company may be given an opportunity to purchase stock of the Company.

        (b)  The Company, by means of the Plan, seeks to retain the services of persons who are now Independent Directors of the Company, to secure and retain the services of new Independent Directors, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (c)  The Company intends that the Options issued under the Plan shall be Nonstatutory Stock Options. The grant date and terms of all Option Agreements shall be as provided in section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each Option.

2.    DEFINITIONS.

        (a)  "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in sections 424(e) and (f), respectively, of the Code.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Code" means the Internal Revenue Code of 1986, as amended.

        (d)  "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)  "Common Stock" means the common stock of the Company.

        (f)    "Company" means Simpson Manufacturing Co., Inc., a California corporation.

        (g)  "Continuous Status as an Independent Director" means the relationship as an Independent Director is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Independent Director shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (i)    "Independent Director" means a member of the Board who either (1) is not currently employed by the Company or any Affiliate (service as a Director and receipt of a director's fee being deemed not to constitute "employment"), is not a former employee of the Company or any Affiliate who is currently receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an Affiliate at any time, and is not currently receiving compensation from the Company or any Affiliate for personal services in any capacity other than as a Director; or (2) is otherwise considered an Outside Director.

        (j)    "Non-Employee Director" means a member of the Board who satisfies the requirements established from time to time by the Securities and Exchange Commission for non-employee directors under Rule 16b-3.

        (k)  "Nonstatutory Stock Option" means an option not intended to qualify as an incentive stock option within the meaning of section 422 of the Code and the regulations promulgated thereunder.

        (l)    "Option" means a stock option granted pursuant to the Plan.

        (m)  "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an Option. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (n)  "Optionee" means an Independent Director who holds an outstanding Option.

        (o)  "Outside Director" means a member of the Board who satisfies the requirements established from time to time for outside directors under section 162(m) of the Code.

        (p)  "Plan" means this Simpson Manufacturing Co., Inc. 1995 Independent Director Stock Option Plan.

        (q)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (r)  "Securities Act" means the Securities Act of 1933, as amended.

3.    ADMINISTRATION.

        (a)  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1)  To determine from time to time which persons are eligible to be granted Options under the Plan and the terms and conditions of each Option granted (which need not be identical);

          (2)  To grant Options under the plan;

          (3)  To construe and interpret the Plan and Option Agreements and to establish, amend and revoke rules and regulations for the Plan's administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (4)  To amend the Plan as provided in section 11; and

          (5)  To determine the terms and conditions of each Option granted (which need not be identical).

        All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        (c)  The Board may delegate administration of the Plan to a Committee of the Board that will satisfy the requirements of Rule 16b-3. The Committee shall consist solely of two or more Directors, each of whom is a Non-Employee Director and an Outside Director, who shall be appointed by the Board. Subject to the foregoing, from time to time the Board may increase the size of the Committee and appoint additional qualified members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be deemed to refer to the Committee), subject, however, to such resolutions, not inconsistent with the

Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.    SHARES SUBJECT TO THE PLAN.

        (a)  Subject to the provisions of section 10 relating to adjustments on changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate 80,000 shares of the Common Stock. If any Option shall for any reason expire or otherwise terminate, as a whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

        Options may be granted only to Independent Directors. No Independent Director shall be eligible for the grant of an Option if, at the time of grant, such person owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

6.    OPTION PROVISIONS.

        Each Option Agreement shall be in a form and shall contain terms and conditions as provided in this section 6. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise), the substance of each of the following provisions:

        (a)    Date of Grant and Shares Subject to Option.    Each person who was an eligible Independent Director on February 15, 1995, shall be granted an Option to purchase 2,000 shares of Common Stock, which Option shall be deemed to have been effective as of that date. Each person who becomes an eligible Independent Director after February 15, 1995, shall be granted an Option to purchase such number of shares of Common Stock as the Board may determine on and as of the February 15 next following the date that he or she becomes an eligible Independent Director, if he or she maintains Continuous Status as an Independent Director through that February 15. On each February 15 thereafter until the Plan terminates, each eligible Independent Director shall be granted an additional Option to purchase such number of shares of Common Stock as the Board may determine. Notwithstanding the foregoing, no Options shall be granted in the year immediately following any year in which the Company does not meet its budget and operating goals established by or pursuant to the authority of the Board.

        (b)    Term of Options.    No Option shall be exercisable after the expiration of seven years from the date it is granted.

        (c)    Price.    The exercise price of each Option shall be the price of the Common Stock on the New York Stock Exchange at the close of trading on the date the Option is granted.

        (d)    Consideration.    The purchase price of stock acquired pursuant to an Option shall be paid at the time that the Option is exercised. The consideration to be paid for the stock and the method of payment shall be determined by the Board in the specific case, either at the time of approval of the grant of an Option or thereafter, in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), and may consist of cash, check or Common Stock, any combination thereof, or any other form of legal consideration.

        (e)    Transferability. An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, or be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Option to be transferred by an Optionee to a trust or other entity established by the Optionee for estate planning purposes or may permit further transferability, on a general or specific basis, or impose conditions or limitations on any permitted transferability. An Option shall otherwise be exercisable during the lifetime of the person to whom the Option is granted only by such person.

        (f)    Vesting.    Options shall be fully vested when granted.

        (g)    Conditions On Exercise of Options and Issuance of Shares.

        (1)  Shares shall not be issued on exercise of an Option unless the exercise of such Option and the delivery of such Shares pursuant thereto shall comply with all applicable laws and regulations, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange on which the Common Stock may then be listed, and shall be further subject to the approval of counsel to the Company with respect to such compliance.

        (2)  The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(e), as a condition of exercising an Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inapplicable if (1) the issuance of the shares on the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (h)    Termination of Relationship as an Independent Director.    If an Optionee's Continuous Status as an Independent Director terminates, the Optionee or the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option (to the extent that the Optionee shall have been entitled to exercise it at the date of termination) but only within the period ending on the earlier of (1) the thirtieth day after the termination of the Optionee's Continuous Status as an Independent Director, or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her Option, the shares covered by the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee or the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i)    Withholding.    To the extent provided in an Option Agreement and approved by the Board in the specific case, at the time of approval of the grant of the Option or thereafter, the Optionee may satisfy any Federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (l) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of Common Stock. The value of shares withheld or delivered shall equal the fair market value of the Shares on the day the Option is exercised.

7.    COVENANTS OF THE COMPANY.

        (a)  During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock on exercise of the Options; provided that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock on exercise of such Options unless and until such authority is obtained.

8.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Options shall constitute general funds of the Company.

9.    MISCELLANEOUS.

        (a)  Neither an Optionee nor any person to whom an Option is transferred under subsection 6(e) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms. No adjustment will be made for dividends or other rights for which the record date is prior to the date of satisfaction of all such requirements.

        (b)  Nothing in the Plan or any instrument executed or Option granted or other action taken pursuant thereto shall confer on any Independent Director or Optionee any right to continue acting as a Director or shall affect the right of the Company to terminate the relationship as a Director of any Independent Director or Optionee with or without cause.

10.  ADJUSTMENTS ON CHANGES IN STOCK.

        (a)  If any change is made in the stock subject to the Plan or subject to any Option (through merger, consolidation, reclassification, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split or reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options shall be appropriately adjusted by the Board in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Options.

        (b)  In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (A) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (B) such Options shall continue in full force and effect. If any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.  AMENDMENT OF THE PLAN.

        (a)  The Board at any time or from time to time shall have the right to amend, modify, suspend or terminate the Plan for any reason; provided that the Company will seek shareholder approval for any change to the extent such approval is required by applicable law, regulation or rule; and provided further that, except as required to accord with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, the provisions in sections 5 and 6 relating to eligibility, date of grant, number of shares subject to option, and exercise price may not be amended more than once every six months.

        (b)  Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, unless (1) the Company requests the consent of the person to whom the Option shall have been granted and (2) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

        (a)  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on May 28, 2012. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option shall have been granted.

13.  EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercisable unless and until the Plan shall have been approved by the shareholders of the Company, which approval shall be solicited within twelve months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit shall have been issued by the Commissioner of Corporations of the State of California.

14.  COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT.

        It is the Company's intent that the Plan comply in all respects with Rule 16b-3. If any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect, without change. All transactions under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and the applicable regulations promulgated thereunder.

Preliminary Copy

For the Information of the Securities and Exchange Commission Only

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
SIMPSON MANUFACTURING CO., INC.

        The undersigned hereby appoints Barclay Simpson and Thomas J Fitzmyers, and each of them, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned all shares of the common stock of Simpson Manufacturing Co., Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on July 29, 2002, at 4120 Dublin Blvd., Suite 400, Dublin, California, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such common stock, and the undersigned authorizes and instructs said proxies to vote as indicated on the reverse side hereof. The shares represented by this proxy will be voted as directed, or if directions are not indicated, will be voted for each of the proposals listed on this proxy.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)	SEE REVERSE SIDE

Vote by Telephone		Vote by Internet

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683)		It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683)	2.	Go to the Website http://www.eproxyvote.com/ssd
3.	Enter your 14-digit Voter Control Number located on you Proxy Card above your name.	3.	Enter your 14-digit Voter Control Number located on you Proxy Card above your name.
4.	Follow the recorded instructions. Follow these four easy steps:	4.	Follow the instructions provided.

Your vote is important!		Your vote is important!
Call 1-877-PRX-VOTE anytime!		Go to http://www.eproxyvote.com/ssd anytime!

Do not return you Proxy Card if you are voting by Telephone or Internet

DETACH HERE

☒ Please mark votes as in this example

Unless otherwise specified, this proxy will be voted for each of the proposals listed below

		FOR	AGAINST	ABSTAIN
1.	To increase by 20,000,000 shares (from 20,000,000 to 40,000,000) the number of shares of Common Stock authorized for issuance and to split each outstanding share of Common Stock into two Shares of Common Stock.	☐	☐	☐
2.
	To increase by 2,000,000 shares (from 2,000,000 to 4,000,000) the number of shares of Common Stock reserved for issuance under the Simpson Manufacturing Co., Inc. 1994 Stock Option Plan and to extend the termination date of this Plan to May 28, 2012.	☐	☐	☐
3.
	To increase by 40,000 shares (from 40,000 to 80,000) the number of shares of Common Stock reserved for issuance under the Simpson Manufacturing Co., Inc. 1995 Independent Director Stock Option Plan and to extend the termination date of this Plan to May 28, 2012.	☐	☐	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
	(Please sign exactly as name appears, at left, indicating title or representative capacity, where applicable)			☐

Signature:                                          Date:                      Signature:                                          Date:

QuickLinks

SIMPSON MANUFACTURING CO., INC. 4120 Dublin Blvd, Suite 400 Dublin, California 94568 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SIMPSON MANUFACTURING CO., INC. 4120 Dublin Blvd, Suite 400 Dublin, California 94568 June 24, 2002 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 INCREASE IN AUTHORIZED COMMON STOCK AND TWO-FOR-ONE SPLIT OF OUTSTANDING COMMON STOCK
PROPOSAL NO. 2 APPROVAL OF AMENDMENT OF THE SIMPSON MANUFACTURING CO., INC. 1994 STOCK OPTION PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF THE SIMPSON MANUFACTURING CO., INC. 1995 INDEPENDENT DIRECTOR STOCK OPTION PLAN
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 2001, OPTION/SAR VALUES
STOCKHOLDER PROPOSALS
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF SIMPSON MANUFACTURING CO., INC.
EXHIBIT B SIMPSON MANUFACTURING CO., INC. 1994 STOCK OPTION PLAN Adopted February 23, 1994 and Amended through July 29, 2002
EXHIBIT C SIMPSON MANUFACTURING CO., INC. 1995 INDEPENDENT DIRECTOR STOCK OPTION PLAN Adopted March 6, 1995 and Amended through July 29, 2002
Preliminary Copy
For the Information of the Securities and Exchange Commission Only
PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SIMPSON MANUFACTURING CO., INC.